Exhibit 99.1

Contacts:

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
Alliance Data
214.494.3811
Shelley.whiddon@alliancedata.com

ALLIANCE DATA’S CANADIAN BUSINESS SIGNS LONG-TERM RENEWAL WITH ALLIANCE DATA TOP 15 CLIENT,
AMEX BANK OF CANADA

Multi-Year Agreement Extends American Express Credit Card Partnership with the
AIR MILES® Reward Program

DALLAS, TX, January 23, 2013 -- Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced that its Canadian loyalty business renewed a multi-year agreement with Amex Bank of Canada, a wholly owned subsidiary of American Express Travel Related Services Company, Inc., the largest operating unit of the American Express Company (NYSE:AXP), as a sponsor in the AIR MILES Reward Program.

A sponsor since 1997, Amex Bank of Canada continues to maintain a co-exclusive agreement to offer its Canadian customers and AIR MILES® Collectors a portfolio of American Express Credit Cards including, the American Express®* AIR MILES® Platinum Credit Card, the American Express®* AIR MILES® Credit Card, the American Express®* AIR MILES® Platinum Business Card, and the American Express®* AIR MILES® Gold Business Card. Terms of the agreement were not released.

A top-five AIR MILES® sponsor, the American Express AIR MILES Platinum Credit Card was recently chosen as Canada's 2012 Choice for Travel Points Credit Card (with annual fee) while the American Express AIR MILES Credit Card was selected as Canada's 2012 Choice for Travel Points Credit Card (with no annual fee) in the second annual RewardsCanada.ca Top Travel Rewards Credit Cards rankings. The rankings are a result of a 30-day voting period in September and October 2012, where more than 3,300 Canadians voted for their favorite cards in 5 different categories.  American Express Cards were ranked number one in four out of five categories.

“The strategically-important partnership, and specifically the co-branded credit card products that we have with Amex Bank of Canada, have been influential in growing our collector penetration rate in the very competitive Canadian credit card marketplace,” said Bryan Pearson, president of LoyaltyOne, owner and operator of the AIR MILES Reward Program. “We anticipate continued reward mile issuance growth moving forward as we focus on creating and delivering premium value for both existing and new card members, whether that be through cards in our existing portfolio or new, innovative American Express credit card products of exceptional value in the future.”

“Our partnership with AIR MILES has been a key driver for our business for more than a decade, and we are excited to continue this relationship into the future,” said Howard Grosfield, president and chief executive officer of American Express Canada. “Our customers highly value the AIR MILES card products we offer and we look forward to building on the strength of the partnership.”

About American Express Canada

American Express in Canada operates as Amex Bank of Canada and Amex Canada Inc. Both are wholly owned subsidiaries of the New York based American Express Travel Related Services Company, Inc., the largest operating unit of the American Express Company. American Express opened its first offices in Toronto and Hamilton in 1853 and now employs 3,700 Canadians coast-to-coast. For more information, visit AmericanExpress.ca or connect with us at Facebook.com/AmericanExpressCanada.

About LoyaltyOne

LoyaltyOne is a global leader in the design and implementation of coalition loyalty programs, customer analytics and loyalty services for Fortune 1000 clients around the world. LoyaltyOne's unparalleled track record delivering sustained business performance improvement for clients stems from its unique combination of hands-on practitioner experience and continuous thought leadership. LoyaltyOne has over 20 years history leveraging data-driven insights to develop and operate some of the world's most effective loyalty programs and customer-centric solutions. These include the AIR MILES Reward Program, North America's premier coalition loyalty program and a working partnership with Latin America's leading coalition program, dotz. LoyaltyOne is also the equity partner of Direxions, a loyalty pioneer headquartered in India and the owner of COLLOQUY, a group dedicated to research, publishing and education for the global loyalty industry. LoyaltyOne is an Alliance Data company. For more information, visit www.loyalty.com.

About Alliance Data

Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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